Exhibit 10

EXECUTION COPY

AMENDMENT NO. 1

Dated as of April 27, 2010

to

CREDIT AGREEMENT

Dated as of March 15, 2010

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of April 27, 2010 by and among Kendle International Inc., an Ohio corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of March 15, 2010 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.           Amendments to the Credit Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)           The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maturity Date” means March 31, 2015.

(b)           The definition of “UK Guarantor” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“UK Guarantor” means Kendle Clinical Development Services Limited, a company organized under the laws of England and Wales.

(c)           Section 3.04(a)(i) of the Credit Agreement is hereby amended to delete the date “December 31, 2008” and replace such date with the date “December 31, 2009”.

(d)           Section 3.04(b) of the Credit Agreement is hereby amended to delete the date “December 31, 2008” and replace such date with the date “December 31, 2009”.

2.           Amendment to Loan Documents.  Every reference contained in each Loan Document to Kendle Clinical Development Services Limited, a company organized under the laws of Scotland, shall be deemed to reference Kendle Clinical Development Services Limited, a company organized under the laws of England and Wales.

3.           Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Lenders and the Administrative Agent, (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors, (iii) all instruments, legal opinions and other documents requested by the Administrative Agent in connection with the effectiveness of this Amendment and (iv) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and payable by the Borrower pursuant to the Credit Agreement.

4.           Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)           This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing, and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct, except for representations and warranties made with reference solely to an earlier date in which case such representations and warranties shall have been true and correct as of such earlier date.

5.           Reference to and Effect on the Credit Agreement.

(a)           Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)           Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6.           Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.           Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

KENDLE INTERNATIONAL INC., as the Borrower

By:	/s/ Keith A. Cheesman
Name: Keith A. Cheesman
Title: SVP-CFO

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ Richard B. Kuertz
Name: Richard B. Kuertz
Title: SVP

Signature Page to Amendment No. 1 to
Credit Agreement dated as of March 15, 2010
Kendle International Inc.

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Kendle International Inc., an Ohio corporation (the “Borrower”) the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of April 27, 2010 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated April 27, 2010
[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

AAC CONSULTING GROUP, INC. By: /s/Keith A. Cheesman Name: Keith A. Cheesman Title: Director, Senior Vice President and Chief Financial Officer	ACER/EXCEL INC. By: /s/Keith A. Cheesman Name: Keith A. Cheesman Title: Director, Senior Vice President and Chief Financial Officer

KENDLE AMERICAS HOLDING INC. By: /s/Keith A. Cheesman Name: Keith A. Cheesman Title: Director, Senior Vice President and Chief Financial Officer	KENDLE AMERICAS INVESTMENT INC. By: /s/Keith A. Cheesman Name: Keith A. Cheesman Title: Director, Senior Vice President and Chief Financial Officer

KENDLE AMERICAS MANAGEMENT INC. By: /s/Keith A. Cheesman Name: Keith A. Cheesman Title: Director, Senior Vice President and Chief Financial Officer	KENDLE INTERNATIONAL CPU LLC By: /s/Keith A. Cheesman Name: Keith A. Cheesman Title: Manager

KENDLE DELAWARE LLC By: /s/Keith A. Cheesman Name: Keith A. Cheesman Title: Manager	KENDLE NC LLC By: /s/Keith A. Cheesman Name: Keith A. Cheesman Title: Manager

Signature Page to Consent and Reaffirmation